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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (date of earliest event reported): September 27, 2004
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                                CBRL GROUP, INC.


          Tennessee                       0-25225                62-1749513
(State or Other Jurisdiction      (Commission File Number)     I.R.S. Employer
      of Incorporation)                                      Identification No.)

                  305 Hartmann Drive, Lebanon, Tennessee 37087

                                 (615) 444-5533


Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR.13e-4(c))

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Item 7.01.  Regulation FD Disclosure.

     On September 27, 2004, CBRL Group, Inc. (the "Company") issued a press release, which is furnished hereto as Exhibit 99 and incorporated by reference as if fully set forth herein, announcing that the Company will be presenting at the RBC Capital Markets Consumer Conference on October 5, 2004 at 8:00 a.m. Eastern Time and noted that an audio webcast of the Company's presentation at the conference would be available to the public over the Internet, and for 14 days thereafter.


Item 9.01.  Financial Statements and Exhibits.

(a)  Financial Statements. None

(b)  Pro Forma Financial Information. None

(c)  Exhibits.

     99       Press Release issued by CBRL Group, Inc. dated September 27, 2004.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 27, 2004                 CBRL GROUP, INC.


                                           By:    /s/ James F. Blackstock
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                                           Name:  James F. Blackstock
                                           Title: Senior Vice President, General
                                                  Counsel and Secretary